SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Second Amendment to Agreement and Plan of Merger (this “Amendment”), dated September 27, 2006, is made by and among Dauphin Technology, Inc., an Illinois corporation (“Dauphin”), GeoVax Acquisition Corp., a Georgia corporation and wholly-owned subsidiary of Dauphin (“Merger Subsidiary”), and GeoVax, Inc., a Georgia corporation (“GeoVax”).

WHEREAS, the parties to this Amendment entered into that certain Agreement and Plan of Merger dated January 20, 2006 (as amended to date, the “Merger Agreement”); and

WHEREAS, the parties to this Amendment desire to amend the Merger Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

1.  All capitalized terms not defined herein shall have the respective meanings assigned to them in the Merger Agreement.

2.  The last sentence of Section 1.3(a) of the Merger Agreement is hereby modified to read as follows:

“As a result of the Merger, each share of GeoVax Common Stock will be converted into the right to receive 29.6521 Dauphin Shares and each share of GeoVax Preferred Stock will be converted into the right to receive 29.6521 Dauphin Shares.”

3.  The first sentence of Section 4.3 of the Merger Agreement is hereby modified to read as follows:

“The authorized capital stock of GeoVax consists of (i) 50,000,000 shares of common stock, no par value, of which 10,548,648 shares are issued and outstanding, and (ii) 20,000,000 shares of preferred stock, no par value, of which 5,987,520 shares are issued and outstanding.”

4.  Schedules 1.3(b), 1.7(b), 1.10 and Schedule (IV) of the Merger Agreement are hereby modified and replaced in their entirety in the form annexed hereto as Exhibit A.

5.  Except as amended hereby, the Merger Agreement shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

Dauphin Technology, Inc., an Illinois corporation By: /s/ Andrew J. Kandalepas Andrew J. Kandalepas, President	GeoVax, Inc., a Georgia corporation By: /s/ Donald G. Hildebrand Donald G. Hildebrand, CEO
GeoVax Acquisition Corp., a Georgia corporation By: /s/ Andrew J. Kandalepas Andrew J. Kandalepas, President